Related Party Disclosures	12 Months Ended
Dec. 31, 2023
Disclosure of transactions between related parties [abstract]
RELATED PARTY DISCLOSURES
20.
RELATED PARTY DISCLOSURES

Key management, including the Board of Directors and the executive management team, compensation expenses were:

in CHF thousands	For the years ended December 31,
	2023	2022	2021
Salaries, cash compensation and other short-term benefits	3,067	3,506	3,071
Payroll expenses related to restricted share	-	-	951
Pension expense	320	227	264
Share-based compensation expense	2,543	535	251
Total	5,930	4,268	4,537

Salaries, cash compensation and other short-term benefits include social security and board member fees.

The number of individuals reported as key management was reduced from 7 to 6 for the year ended December 31, 2023 as compared to the year ended December 31, 2022. The number of individuals reported for the Board of Directors increased from 1 to 3 for the year ended December 31, 2023 as compared to the year ended December 31, 2022.